SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 19, 1997


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                        0-16014                     23-2417713
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)




                Main at Water Street - Coudersport, PA   16915-1141
                (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830









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Item 5.  Other Events

On September 19 and September 22, 1997, Adelphia Communications, Inc. ("Adelphia") announced a proposed offering, and subsequent revision of the proposed offering, respectively, of Senior Notes due 2002 in a private placement to institutional investors. The press releases related to such announcements are filed hereto as Exhibits 99.01 and 99.02.

Item 7.  Financial Statements and Exhibits

Exhibit 99.01     Press release issued September 19, 1997.

Exhibit 99.02     Press release issued September 22, 1997.



                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 1997                   ADELPHIA COMMUNICATIONS CORPORATION

                                                      (Registrant)

                                       By:   /s/Timothy J. Rigas
                                             -------------------------
                                             Timothy J. Rigas
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer
























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EXHIBIT INDEX

Exhibit No.       Description

99.01             Press release issued September 19, 1997.

99.02             Press release issued September 22, 1997.